SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 10, 2008 (April 4, 2008)

MARQUEE HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33344	77-0642885
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

920 Main Street, Kansas City, Missouri 64105
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (816) 221-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 4, 2008, Marquee Holdings Inc. (the “Company”) was informed of the resignation of Benjamin Coughlin, who had served on the Company’s board of directors since January 2006.

On April 4, 2008, the sole stockholder of the Company elected Kevin Maroni to the Company’s Board of Directors, effective April 4, 2008.  Mr. Maroni fills the vacancy created by the resignation of Mr. Coughlin.

Mr. Maroni is a Senior Managing Director of Spectrum Equity Investors (“Spectrum’), based in Boston, Massachusetts.  Prior to joining Spectrum at inception in 1994, Mr. Maroni worked at Time Warner, Inc. and Harvard Management Company’s private equity affiliate.  Mr. Maroni holds a BA from the University of Michigan and an MBA from Harvard University.

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Signatures

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2008

MARQUEE HOLDINGS INC.

/s/ CRAIG R. RAMSEY
Name: Craig R. Ramsey
Title: Executive Vice President and Chief Financial Officer

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